SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2003 (December 4, 2003)

American Healthways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19364	62-1117144

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3841 Green Hills Village Drive Nashville, Tennessee	37215

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 665-1122

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit 99.1 Press Release.

Item 9. Regulation FD Disclosure.

     On December 4, 2003, American Healthways, Inc. announced that it will provide an on-line Web simulcast and rebroadcast of its first quarter fiscal 2004 earnings release conference call. A copy of the press release issued on December 4, 2003 is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

American Healthways, Inc.

By: Name: Title:	/s/ Mary A. Chaput Mary A. Chaput Chief Financial Officer

Date: December 4, 2003

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated December 4, 2003